UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5603

Merrill Lynch World Income Fund, Inc.

Address: P.O. Box 9011
         Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
      World Income Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/02

Date of reporting period: 01/01/02 - 12/31/02

Item 1 - Is shareholder report attached? - Y

[LOGO] Merrill Lynch Investment Managers

Annual Report
December 31, 2002

Merrill Lynch
World Income
Fund, Inc.

www.mlim.ml.com

                     MERRILL LYNCH WORLD INCOME FUND, INC.

Portfolio
Information as of
December 31, 2002
(unaudited)

Quality Ratings by                                                    Percent of
Standard & Poor's                                          Long-Term Investments
--------------------------------------------------------------------------------
AAA .....................................................                   3.4%
A .......................................................                   1.9
BBB .....................................................                  10.4
BB ......................................................                  21.0
B .......................................................                  45.6
CCC .....................................................                   5.9
CC ......................................................                   0.1
C .......................................................                   4.3
D .......................................................                   2.7
NR (Not Rated) ..........................................                   4.7
--------------------------------------------------------------------------------

                                                                      Percent of
Ten Largest Countries                                               Market Value
--------------------------------------------------------------------------------
United States ...........................................                  47.5%
Mexico ..................................................                  11.8
Russia ..................................................                  10.8
Brazil ..................................................                   9.5
Turkey ..................................................                   5.6
Venezuela ...............................................                   1.8
Philippines .............................................                   1.7
Colombia ................................................                   1.7
Luxembourg ..............................................                   1.6
Panama ..................................................                   1.1
--------------------------------------------------------------------------------

Important Tax
Information
(unaudited)

Of the ordinary income distributions paid by Merrill Lynch World Income Fund, Inc. during the taxable year ended December 31, 2002, 46.75% represents income from foreign sources. There were no foreign withholding taxes associated with their income.

Please retain this information for your records.

                        Merrill Lynch World Income Fund, Inc., December 31, 2002

DEAR SHAREHOLDER

Fiscal Year in Review

For the year ended December 31, 2002, Merrill Lynch World Income Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -2.65%, -3.60%, -3.46% and -3.08%, respectively, compared to the +6.51% return of the unmanaged benchmark Composite Index that consists of 70% of the Credit Suisse First Boston (CSFB) High Yield Index and 30% of the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+). (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 - 7 of this report to shareholders.)

Results for the first half of the Fund's fiscal year were negatively impacted by the deterioration in U.S. corporate high yield and emerging markets bonds. This happened in response to disappointing corporate earnings, weakness in U.S. equity markets, high-profile corporate malfeasance and bankruptcies, and a global increase in risk aversion that led to widening spreads, reduced market liquidity and amplified sovereign risks. The negative market reaction was unusually harsh for more speculative corporate credits, and for large sovereign creditors such as Brazil and Turkey, which were overweighted in the Fund.

During the second half of the Fund's fiscal year, the financial markets continued to exhibit considerable volatility. The corporate bond market rallied after appearing to establish a bottom in early August 2002. Then, in mid-September, confidence began to erode rapidly and prices of many issues plummeted, reaching a bottom around October 10, 2002. Fortunately, corporate bonds, especially Baa/BBB and below rated issues, established a decisive bottom and began an extended rally that ran through year-end. As measured by various indexes, the market for 5-year - 10-year maturities rallied some 10 points - 12 points. In fact, some issues recovered as much as 30 points - 40 points, with certain issues doubling in price. The Fund participated strongly in this rally with improvements in issues such as Nextel Communications, Inc., Millicom International Cellular, Tyco International Ltd., Primedia, Inc., Williams Companies, Inc., American Tower Corporation and Calpine Canada Energy Finance. Unfortunately, this was not enough to offset our first-half year's underperformance relative to the Fund's Composite Index.

We restructured the corporate portfolio and sold or reduced specific credits to position the portfolio to benefit from the fourth-quarter comeback. As a result, the corporate bond component of the portfolio sharply outperformed the CSFB High Yield Index. The emerging market section also rallied in the fourth quarter as emerging market securities, especially in Latin America, outpaced the recovery in U.S. equities. Our overweight position in Brazil and Turkey benefited from improving post-election market sentiment.

We funded our Brazil purchases with a reduction in Mexican corporate and sovereign bonds, as several political and economic developments augured an increased vulnerability in the country's credit standing. We reduced our large overweight in Russia's sovereign debt to invest in Russian corporate bonds and to fund an overweight position in Colombia sovereign debt, subsequent to the new administration's tightening of fiscal policy and the prospects of an international donor package materializing. Our exposure in the Philippines was reduced to underweight after that country's fiscal revenue shortfall continued to deepen, and in the Ukraine, after the International Money Fund's approval of their economic program appeared to be in jeopardy.

We have also allocated approximately 5.4% of the Fund's net assets to foreign currency and local currency limited bonds. This is an effort to gain exposure to high local interest rates in places such as Turkey and Mexico, and to the euro currency in view of the present and expected continued weakness of the U.S. dollar.

Market Outlook

Going forward, we believe the Fund is well positioned to benefit from higher-yielding credits such as Turkey and Brazil, where the Fund is currently overweighted. We view international interest rates risks as tilted toward higher rates that may detract from corporate emerging market bond returns. We also expect sovereign credit improvements to be more gradual and spread out over a larger number of countries, rather than the large single-country spread compression opportunities, such as the one experienced by Russia in the last few years. This would suggest further portfolio diversification covering a larger number of sovereign and corporate credits and an active search for investment opportunities along several investment themes such as the next convergence wave in Eastern Europe sovereign credits.

At this juncture, we believe the Fund is well positioned to benefit from a trend to lower interest rates in sovereign and U.S. corporate high yield issues. There appears to be much uncertainty ahead from a geopolitical perspective. Thus, larger-than-usual liquidity seems warranted, as considerable volatility is likely to accompany international developments. In addition, we expect to be less exposed to the U.S. dollar in 2003 as part of our capital preservation strategy.

In Conclusion

On January 13, 2003, the Fund's shareholders approved a plan of reorganization whereby the Fund will acquire all of the assets and will assume all of the liabilities of Merrill Lynch Emerging Markets Debt Fund, Inc. in exchange for newly issued shares of the Fund.

We thank you for your investment in Merrill Lynch World Income Fund, Inc., and we look forward to reviewing our strategy and outlook with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ B. Daniel Evans

B. Daniel Evans
Vice President and
Co-Portfolio Manager


/s/ Aldo Roldan

Aldo Roldan
Vice President and
Co-Portfolio Manager

February 7, 2003


                                     2 & 3

                        Merrill Lynch World Income Fund, Inc., December 31, 2002

PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Class A and
Class B Shares

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A & Class B Shares compared to growth of an investment in the ML U.S. Treasury/Agency 1-10 Years Index and the Composite Index. Values are from December 1992 to December 2002.

                                   12/92        12/93        12/94        12/95        12/96        12/97
ML World Income Fund, Inc.+--
Class A Shares*                    $ 9,600      $10,956      $10,512      $12,126      $13,471      $14,299

ML World Income Fund, Inc.+--
Class B Shares*                    $10,000      $11,327      $10,772      $12,346      $13,611      $14,338

ML U.S. Treasury/Agency
1-10 Years Index++                 $10,000      $10,820      $10,646      $12,195      $12,682      $13,667

Composite Index+++                 $10,000      $11,293      $10,577      $12,739      $15,297      $17,281

                                   12/98        12/99        12/00        12/01        12/02
ML World Income Fund, Inc.+--
Class A Shares*                    $10,949      $12,257      $12,382      $13,054      $12,708

ML World Income Fund, Inc.+--
Class B Shares*                    $10,875      $12,101      $12,109      $12,689      $12,232

ML U.S. Treasury/Agency
1-10 Years Index++                 $14,830      $14,918      $16,460      $17,837      $19,514

Composite Index+++                 $17,843      $19,598      $19,741      $20,515      $21,851

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML World Income Fund, Inc. invests in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units.
++ This unmanaged Index is comprised of intermediate-term Government bonds maturing in one to ten years. The starting date for the Index in the Class C and Class D Shares' graph is from 10/31/94.
+++ This unmanaged Index is comprised 70% of the Credit Suisse First Boston High-Yield Index (an Index of high-yield debt securities rated BBB or lower) and 30% of the JP Morgan Emerging Bond Index Plus (an Index that tracks the total returns for traded external debt instruments in the emerging markets.
      Past performance is not predictive of future performance.

Average Annual
Total Return

                                            % Return Without       % Return With
                                              Sales Charge        Sales Charge**
================================================================================
Class A Shares+*
================================================================================
One Year Ended 12/31/02                          -2.65%              -6.54%
--------------------------------------------------------------------------------
Five Years Ended 12/31/02                        -2.33               -3.12
--------------------------------------------------------------------------------
Ten Years Ended 12/31/02                         +2.84               +2.43
--------------------------------------------------------------------------------

+ Performance results for per share net asset value of Class A Shares prior to November 18, 1991 are for the period when the Fund was closed-end.
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                               % Return          % Return
                                             Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 12/31/02                          -3.60%            -7.15%
--------------------------------------------------------------------------------
Five Years Ended 12/31/02                        -3.13             -3.38
--------------------------------------------------------------------------------
Ten Years Ended 12/31/02                         +2.03             +2.03
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**    Assuming payment of applicable contingent deferred sales charge.


                                     4 & 5

                        Merrill Lynch World Income Fund, Inc., December 31, 2002

PERFORMANCE DATA (concluded)

Class C and
Class D Shares

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the ML U.S. Treasury/Agency 1-10 Years Index and the Composite Index. Values are from October 21, 1994 to December 2002.

                                   10/21/94**   12/94        12/95        12/96        12/97        12/98
ML World Income Fund, Inc.+--
Class C Shares*                    $10,000      $ 9,880      $11,301      $12,453      $13,111      $ 9,950

ML World Income Fund, Inc.+--
Class D Shares*                    $ 9,600      $ 9,496      $10,926      $12,108      $12,820      $ 9,775

                                   12/99        12/00        12/01        12/02
ML World Income Fund, Inc.+--
Class C Shares*                    $11,048      $11,068      $11,572      $11,172

ML World Income Fund, Inc.+--
Class D Shares*                    $10,934      $11,018      $11,587      $11,230

                             10/31/94**   12/94        12/95        12/96        12/97        12/98
ML U.S. Treasury/Agency
1-10 Years Index++           $10,000      $ 9,987      $11,440      $11,897      $12,821      $13,912

Composite Index+++           $10,000      $ 9,796      $11,799      $14,168      $16,006      $15,486

                             12/99        12/00        12/01        12/02
ML U.S. Treasury/Agency
1-10 Years Index++           $13,995      $15,441      $16,733      $18,306

Composite Index+++           $17,009      $17,133      $17,804      $18,963

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML World Income Fund, Inc. invests in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units.
++ This unmanaged Index is comprised of intermediate-term Government bonds maturing in one to ten years. The starting date for the Index in the Class C and Class D Shares' graph is from 10/31/94.
+++ This unmanaged Index is comprised 70% of the Credit Suisse First Boston High-Yield Index (an Index of high-yield debt securities rated BBB or lower) and 30% of the JP Morgan Emerging Bond Index Plus (an Index that tracks the total returns for traded external debt instruments in the emerging markets. The starting date for the Index in the Class C and Class D shares graph is from 10/31/94.
      Past performance is not predictive of future performance.

Average Annual
Total Return
                                                % Return         % Return
                                              Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/02                          -3.46%          -4.35%
--------------------------------------------------------------------------------
Five Years Ended 12/31/02                        -3.15           -3.15
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/02            +1.36           +1.36
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                            % Return Without    % Return With
                                              Sales Charge        Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 12/31/02                          -3.08%          -6.96%
--------------------------------------------------------------------------------
Five Years Ended 12/31/02                        -2.61           -3.41
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/02            +1.93           +1.43
--------------------------------------------------------------------------------

*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Recent
Performance
Results

                                                                                           Ten Years/
                                                      6-Month            12-Month       Since Inception    Standardized
As of December 31, 2002                            Total Return        Total Return       Total Return     30-Day Yield
=======================================================================================================================
ML World Income Fund, Inc. Class A Shares*             +4.51%             -2.65%             +32.38%           11.61%
-----------------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class B Shares*             +3.88              -3.60              +22.32            11.33
-----------------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class C Shares*             +4.08              -3.46              +11.71            11.27
-----------------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class D Shares*             +4.17              -3.08              +16.98            11.39
-----------------------------------------------------------------------------------------------------------------------
ML U.S. Treasury/Agency 1-10 Years Index**             +5.69              +9.40           +95.15/+83.07           --
-----------------------------------------------------------------------------------------------------------------------
Composite Index***                                     +6.09              +6.51           +97.02/+89.64           --
=======================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A Shares & Class B Shares and from 10/21/94 for Class C & Class D Shares.
** This unmanaged Index is comprised of intermediate-term Government bonds maturing in one to ten years. Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.
*** This unmanaged Index is comprised 70% of the Credit Suisse First Boston High-Yield Index (an Index of high-yield debt securities rated BB or lower) and 30% of the JP Morgan Emerging Bond Index Plus (an Index that tracks the total returns for traded external debt instruments in the emerging markets. Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.


                                     6 & 7

                        Merrill Lynch World Income Fund, Inc., December 31, 2002

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                                             Face                                                                         Percent of
AFRICA          Industries                  Amount                  Fixed Income Investments                     Value    Net Assets
====================================================================================================================================
Nigeria         Sovereign           US$    750,000  Central Bank of Nigeria 'WW', 6.25% due 11/15/2020++      $   509,625       0.5%
                Government
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in Nigeria                     509,625       0.5
====================================================================================================================================
                                            Shares
                                             Held                       Warrants
====================================================================================================================================
Nigeria         Sovereign                      750  Nigeria Oil (Warrants) (a)                                          0       0.0
                Government
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Warrants in Nigeria                                           0       0.0
====================================================================================================================================
                                                    Total Investments in African Securities (Cost--$474,868)      509,625       0.5
====================================================================================================================================
                                             Face
EUROPE                                      Amount              Fixed Income Investments
====================================================================================================================================
Ireland         Paper                 E  1,000,000  MDP Acquisitions PLC, 10.125% due 10/01/2012                1,070,388       1.1
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in Ireland                   1,070,388       1.1
====================================================================================================================================
Luxembourg      Wireless            US$  3,225,000  Millicom International Cellular, 11.834% due 6/01/2006      1,580,250       1.6
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in Luxembourg                1,580,250       1.6
====================================================================================================================================
Netherlands     Cable--                  2,500,000 +United Pan-Europe Communications, 11.25% due 11/01/2009       187,500       0.2
                International
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in the Netherlands             187,500       0.2
====================================================================================================================================
Portugal        Cable--                    500,000  Cable Satisfaction International, 12.75% due 3/01/2010        105,625       0.1
                International
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in Portugal                    105,625       0.1
====================================================================================================================================
Russia          Energy                     850,000  Gazprom, 10.50% due 10/21/2009                                879,750       0.9
                --------------------------------------------------------------------------------------------------------------------
                Oil--Integrated            600,000  AO Siberian Oil Company, 11.50% due 2/13/2007                 627,000       0.6
                --------------------------------------------------------------------------------------------------------------------
                Sovereign                           Russian Federation Bonds:
                Government               3,225,000    10% due 6/26/2007                                         3,660,375       3.6
                Obligations              6,800,000    5% due 3/31/2030                                          5,397,500       5.3
                                                                                                              -----------     ------
                                                                                                                9,057,875       8.9
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in Russia                   10,564,625      10.4
====================================================================================================================================
Sweden          Transport Services         100,000  Stena AB, 9.625% due 12/01/2012 (c)                           103,250       0.1
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in Sweden                      103,250       0.1
====================================================================================================================================
Turkey          Sovereign                1,000,000  Export Credit Bank of Turkey, 11.50% due 2/25/2005            980,000       1.0
                Government
                Agency
                --------------------------------------------------------------------------------------------------------------------
                Sovereign                           Republic of Turkey:
                Government               1,000,000    11.75% due 6/15/2010                                      1,060,000       1.1
                Obligations              1,500,000    11.50% due 1/23/2012                                      1,545,000       1.5
                                           700,000    11.875% due 1/15/2030                                       735,000       0.7
                                                                                                              -----------     ------
                                                                                                                3,340,000       3.3
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in Turkey                    4,320,000       4.3
====================================================================================================================================
Ukraine         Sovereign                  395,640  Ukraine Government, 11% due 3/15/2007                         409,487       0.4
                Government
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in Ukraine                     409,487       0.4
====================================================================================================================================
United Kingdom  Cable--                  1,100,000  Comcast UK Cable Partners Ltd., 11.20% due 11/15/2007         775,500       0.8
                International
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications       2,500,000 +Energis PLC, 9.75% due 6/15/2009                               12,500       0.0
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in the United Kingdom          788,000       0.8
====================================================================================================================================
                                                    Total Investments in European Securities
                                                    (Cost--$21,249,613)                                        19,129,125      19.0
====================================================================================================================================
LATIN AMERICA
====================================================================================================================================
Brazil          Media--                  1,500,000  Globo Comunicacoes e Participacoes, Ltd., 10.50%
                Communications                      due 12/20/2006 (c)                                            412,500       0.4
                --------------------------------------------------------------------------------------------------------------------
                Sovereign                           Republic of Brazil:
                Government               1,400,000    11.25% due 7/26/2007                                      1,071,000       1.0
                Obligations              1,630,000    11.50% due 3/12/2008                                      1,238,800       1.2
                                           600,000    14.50% due 10/15/2009                                       498,000       0.5
                                         1,000,000    12% due 4/15/2010                                           727,500       0.7
                                           500,000    2.625% due 4/15/2012 (b)                                    269,983       0.3
                                         1,085,000    11% due 8/17/2040                                           675,413       0.7
                                           896,000    (Bearer), 3.063% due 4/15/2006 (b)                          721,280       0.7
                                         3,509,519    'C', 8% due 4/15/2014++                                   2,320,669       2.3
                                                                                                              -----------     ------
                                                                                                                7,522,645       7.4
                --------------------------------------------------------------------------------------------------------------------
                Utilities--                500,000  CIA Saneamento Basico, 10% due 7/28/2005                      365,000       0.4
                Electric
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in Brazil                    8,300,145       8.2
====================================================================================================================================
Colombia        Sovereign                           Republic of Colombia:
                Government                 800,000    8.625% due 4/01/2008                                        800,000       0.8
                Obligations                800,000    10.50% due 7/09/2010                                        840,000       0.8
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in Colombia                  1,640,000       1.6
====================================================================================================================================
Ecuador         Sovereign                1,150,000  Republic of Ecuador, 6% due 8/15/2030 (c)                     477,250       0.5
                Government
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in Ecuador                     477,250       0.5
====================================================================================================================================


                                     8 & 9

                        Merrill Lynch World Income Fund, Inc., December 31, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

LATIN AMERICA                                Face                                                                         Percent of
(concluded)     Industries                  Amount                  Fixed Income Investments                     Value    Net Assets
====================================================================================================================================
Mexico          Banks               MXN 10,000,000  Banco Nacional, 11% due 12/10/2005                        $   974,771       1.0%
                --------------------------------------------------------------------------------------------------------------------
                Consumer            US$  1,875,000  Gruma, SA de CV, 7.625% due 10/15/2007                      1,837,500       1.8
                --------------------------------------------------------------------------------------------------------------------
                Energy--Other                       Petroleos Mexicanos:
                                           270,000    8.85% due 9/15/2007                                         309,825       0.3
                                         1,600,000    9.25% due 3/30/2018                                       1,780,000       1.8
                                                                                                              -----------     ------
                                                                                                                2,089,825       2.1
                --------------------------------------------------------------------------------------------------------------------
                Sovereign                           United Mexican States:
                Government               1,400,000    10.375% due 2/17/2009                                     1,724,100       1.7
                Obligations                900,000    8.375% due 1/14/2011                                      1,017,000       1.0
                                           753,000    8.125% due 12/30/2019++                                     794,415       0.8
                                         1,000,000    'W-A', 6.25% due 12/31/2019++                               972,501       1.0
                                           820,000    'W-B', 6.25% due 12/31/2019++                               797,451       0.8
                                                                                                              -----------     ------
                                                                                                                5,305,467       5.3
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications         750,000  TV Azteca, SA de CV, Series B, 10.50% due 2/15/2007           677,813       0.7
                                           500,000  Telefonos de Mexico SA, 8.25% due 1/26/2006                   547,500       0.5
                                                                                                              -----------     ------
                                                                                                                1,225,313       1.2
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in Mexico                   11,432,876      11.4
====================================================================================================================================
Panama          Sovereign                  951,102  Panama, Front-Loaded Interest Rate Reduction Bonds,
                Government                          4% due 7/17/2014++                                            848,598       0.8
                Obligations                275,000  Republic of Panama, 8.875% due 9/30/2027                      272,250       0.3
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in Panama                    1,120,848       1.1
====================================================================================================================================
Peru            Sovereign                  570,000  Republic of Peru, Front-Loaded Interest Rate
                Government                          Reduction Bonds, 4% due 3/07/2017 (b)++                       404,700       0.4
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in Peru                        404,700       0.4
====================================================================================================================================
Venezuela       Sovereign                           Republic of Venezuela:
                Government               1,190,452    DCB, 2.875% due 12/18/2007 (b)++                            916,897       0.9
                Obligations              1,175,000    'W-A', 9.25% due 9/15/2027 (c)                              799,000       0.8
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in Venezuela                 1,715,897       1.7
====================================================================================================================================
                                            Shares
                                             Held                        Rights
====================================================================================================================================
Mexico          Sovereign                4,948,000  United Mexican States (Value Recovery Rights) 'A'(1)           14,844       0.0
                Government               2,820,000  United Mexican States (Value Recovery Rights) 'B'(2)            9,870       0.0
                Obligations              2,820,000  United Mexican States (Value Recovery Rights) 'C'(3)              846       0.0
                                         2,820,000  United Mexican States (Value Recovery Rights) 'D'(4)              846       0.0
                                         2,820,000  United Mexican States (Value Recovery Rights) 'E'(5)              846       0.0
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Rights in Mexico                                         27,252       0.0
====================================================================================================================================
                                                    Total Investments in Latin American Securities
                                                    (Cost--$25,927,483)                                        25,118,968      24.9
====================================================================================================================================
                                             Face
NORTH AMERICA                               Amount              Fixed Income Investments
====================================================================================================================================
Bermuda         Manufacturing       US$    225,000  Tyco International Ltd., 2.106%* due 11/17/2020               161,156       0.2
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in Bermuda                     161,156       0.2
====================================================================================================================================
Canada          Paper                C$  2,000,000 +Doman Industries Limited, 8.75% due 3/15/2004                 250,000       0.2
                --------------------------------------------------------------------------------------------------------------------
                Utility                    850,000  Calpine Canada Energy Finance, 8.50% due 5/01/2008            369,750       0.4
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in Canada                      619,750       0.6
====================================================================================================================================
United States   Aerospace           US$  1,000,000  Hexcel Corporation, 9.75% due 1/15/2009                       845,000       0.8
                & Defense                  250,000  K & F Industries, 9.625% due 12/15/2010 (c)                   254,375       0.3
                                                                                                              -----------     ------
                                                                                                                1,099,375       1.1
                --------------------------------------------------------------------------------------------------------------------
                Airlines                 1,000,000  American Airlines, 7.80% due 10/01/2006                       700,369       0.7
                                         2,100,000 +USAir Inc., 10.375% due 3/01/2013                             735,000       0.7
                                                                                                              -----------     ------
                                                                                                                1,435,369       1.4
                --------------------------------------------------------------------------------------------------------------------
                Automotive               2,489,797 +Federal-Mogul Corporation, 7.375% due 1/15/2006               373,470       0.4
                --------------------------------------------------------------------------------------------------------------------
                Broadcasting             1,934,000  Emmis Communications Corporation, 12.50%* due 3/15/2011     1,552,035       1.5
                --------------------------------------------------------------------------------------------------------------------
                Cable--                  5,000,000 +NTL Communications Corporation, 7% due 12/15/2008             975,000       1.0
                International            3,000,000 +NTL (Delaware) Incorporated, 5.75% due 12/15/2009             510,000       0.5
                                                                                                              -----------     ------
                                                                                                                1,485,000       1.5
                --------------------------------------------------------------------------------------------------------------------
                Cable--U.S.              3,000,000 +Century Communications Corporation, 9.50% due 3/01/2005       780,000       0.8
                --------------------------------------------------------------------------------------------------------------------
                Chemicals                  275,000  IMC Global Inc., 7.625% due 11/01/2005                        264,000       0.3
                                         2,500,000  ISP Chemco., 10.25% due 7/01/2011                           2,587,500       2.5
                                           200,000  Terra Industries, 10.50% due 6/15/2005                        182,000       0.2
                                                                                                              -----------     ------
                                                                                                                3,033,500       3.0
                --------------------------------------------------------------------------------------------------------------------
                Consumer--Products         775,000  American Greetings, 11.75% due 7/15/2008                      848,625       0.8
                                         2,500,000  Briggs & Stratton Corporation, 8.875% due 3/15/2011         2,693,750       2.7
                                         4,000,000 +Corning Consumer Products, 9.625% due 5/01/2008               200,000       0.2
                                                                                                              -----------     ------
                                                                                                                3,742,375       3.7
                --------------------------------------------------------------------------------------------------------------------
                Diversified Media                   R.H. Donnelley Financial Corporation I (c):
                                            75,000    8.875% due 12/15/2010                                        80,250       0.1
                                           250,000    10.875% due 12/15/2012                                      272,500       0.3
                                                                                                              -----------     ------
                                                                                                                  352,750       0.4
                --------------------------------------------------------------------------------------------------------------------
                Energy--Other                       El Paso Corporation:
                                           500,000    7% due 5/15/2011                                            340,000       0.3
                                           250,000    7.75% due 1/15/2032                                         155,000       0.1
                                           850,000  El Paso Energy Corporation, 6.75% due 5/15/2009               586,500       0.6
                                           250,000  Giant Industries, 11% due 5/15/2012                           167,500       0.2
                                                    Tesoro Petroleum Corporation:
                                           400,000    9% due 7/01/2008                                            264,000       0.3
                                           650,000    9.625% due 11/01/2008                                       442,000       0.4
                                                                                                              -----------     ------
                                                                                                                1,955,000       1.9
                --------------------------------------------------------------------------------------------------------------------


                                    10 & 11

                        Merrill Lynch World Income Fund, Inc., December 31, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

NORTH AMERICA                                Face                                                                         Percent of
(concluded)     Industries                  Amount                  Fixed Income Investments                     Value    Net Assets
====================================================================================================================================
United States   Financial           US$    500,000  JP Morgan, 9.70% due 11/15/2007                             $ 490,000       0.5%
(concluded)     --------------------------------------------------------------------------------------------------------------------
                Gaming                   6,027,000  GB Property Funding Corp., 11% due 9/29/2005                3,977,820       3.9
                --------------------------------------------------------------------------------------------------------------------
                Health Care              1,100,000  Kinetic Concepts, Inc., 9.625% due 11/01/2007               1,138,500       1.1
                                           325,000  PerkinElmer Inc., 8.875% due 1/15/2013 (c)                    320,125       0.3
                                                                                                              -----------     ------
                                                                                                                1,458,625       1.4
                --------------------------------------------------------------------------------------------------------------------
                Information                550,000  On Semiconductor Corporation, 12% due 5/15/2008 (c)           404,250       0.4
                Technology                 475,000  Sanmina Corporation, 10.375% due 1/15/2010 (c)                479,750       0.5
                                                                                                              -----------     ------
                                                                                                                  884,000       0.9
                --------------------------------------------------------------------------------------------------------------------
                Leisure                  1,500,000  HMH Properties, Inc., 7.875% due 8/01/2008                  1,455,000       1.4
                --------------------------------------------------------------------------------------------------------------------
                Manufacturing              450,000  International Wire Group, Inc., 11.75% due 6/01/2005          272,250       0.3
                                           250,000  Rexnord Corporation, 10.125% due 12/15/2012 (c)               256,250       0.2
                                                                                                              -----------     ------
                                                                                                                  528,500       0.5
                --------------------------------------------------------------------------------------------------------------------
                Media--Diversified       1,000,000  Primedia, Inc., 7.625% due 4/01/2008                          890,000       0.9
                --------------------------------------------------------------------------------------------------------------------
                Metal--Other             3,000,000 +Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003        225,000       0.2
                --------------------------------------------------------------------------------------------------------------------
                Packaging                3,000,000  Owens-Illinois Inc., 7.15% due 5/15/2005                    2,883,750       2.9
                --------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals            350,000  ICN Pharmaceuticals Inc., 6.50% due 7/15/2008                 282,625       0.3
                --------------------------------------------------------------------------------------------------------------------
                Retail                     275,000  Hollywood Entertainment, 9.625% due 3/15/2011                 280,500       0.3
                --------------------------------------------------------------------------------------------------------------------
                Services                 1,775,000  Protection One Alarm Monitoring, 8.125% due 1/15/2009       1,331,250       1.3
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications         775,000  Qwest Capital Funding, 5.875% due 8/03/2004                   651,000       0.7
                --------------------------------------------------------------------------------------------------------------------
                Utility                  1,500,000  AES Corporation, 8.75% due 6/15/2008                          877,500       0.9
                                           950,000  Calpine Corporation, 8.50% due 2/15/2011                      413,250       0.4
                                           500,000  Illinois Power Corporation, 11.50% due 12/15/2010 (c)         482,500       0.5
                                           775,000  Mirant Americas Generation Inc., 8.30% due 5/01/2011          368,125       0.4
                                           250,000  Mirant Americas Generation LLC, 7.625% due 5/01/2006          131,250       0.1
                                         3,000,000  Mission Energy Holdings, 13.50% due 7/15/2008                 690,000       0.7
                                           875,000  Williams Companies Inc., 7.125% due 9/01/2011                 573,125       0.5
                                                                                                              -----------     ------
                                                                                                                3,535,750       3.5
                --------------------------------------------------------------------------------------------------------------------
                Wireless                 2,000,000  American Tower Systems Corporation, 9.375% due 2/01/2009    1,560,000       1.6
                                         1,500,000  Nextel Communications, Inc., 9.375% due 11/15/2009          1,357,500       1.3
                                           500,000  Total Access Communication, 8.375% due 11/04/2006             495,000       0.5
                                                                                                              -----------     ------
                                                                                                                3,412,500       3.4
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in the United States        38,095,194      37.8
====================================================================================================================================
                                            Shares
                                             Held               Common Stocks & Warrants
====================================================================================================================================
United States   Food & Tobacco              50,250 +Overhill Farms, Inc.                                           80,400       0.1
                --------------------------------------------------------------------------------------------------------------------
                Gaming                     294,521 +GB Holdings Inc.                                              845,274       0.8
                --------------------------------------------------------------------------------------------------------------------
                Leisure                     78,128 +On Command Corporation                                         53,127       0.0
                                            43,675  On Command Corporation (Warrants) (a)                             874       0.0
                                                                                                              -----------     ------
                                                                                                                   54,001       0.0
                --------------------------------------------------------------------------------------------------------------------
                Paper                      100,500  TreeCon Resources inc.                                          6,030       0.0
                --------------------------------------------------------------------------------------------------------------------
                Wireless                    12,002 +NII Holdings Inc. (Class B)                                   137,422       0.2
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Common Stocks & Warrants in the United States         1,123,127       1.1
====================================================================================================================================
                                                    Total Investments in North American Securities
                                                    (Cost--$66,690,986)                                        39,999,227      39.7
====================================================================================================================================
PACIFIC                                      Face
BASIN/ASIA                                  Amount              Fixed Income Investments
====================================================================================================================================
China           Utility             US$    500,000  AES China Generating Company, 10.125% due 12/15/2006          472,500       0.5
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in China                       472,500       0.5
====================================================================================================================================
Indonesia       Paper                    1,000,000 +Indah Kiat Finance Mauritius, 10% due 7/01/2007               255,000       0.2
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in Indonesia                   255,000       0.2
====================================================================================================================================
Malaysia        Energy--Other              810,000  Petroliam Nasional Berhad, 7.75% due 8/15/2015                923,400       0.9
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in Malaysia                    923,400       0.9
====================================================================================================================================
Philippines     Sovereign                           Republic of the Philippines:
                Government                 250,000    9.875% due 3/16/2010                                        266,875       0.3
                Obligations                250,000    10.625% due 3/16/2025                                       257,500       0.2
                                                                                                              -----------     ------
                                                                                                                  524,375       0.5
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications         500,000  Globe Telecom, 9.75% due 4/15/2012                            520,000       0.5
                                           660,000  Philippine Long Distance Telephone, 9.25% due 6/30/2006       608,635       0.6
                                                                                                              -----------     ------
                                                                                                                1,128,635       1.1
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in the Philippines           1,653,010       1.6
====================================================================================================================================
South Korea     Sovereign                  200,000  Korea Development Bank, 6.75% due 12/01/2005                  220,576       0.2
                Government
                Agency
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Fixed Income Investments in South Korea                 220,576       0.2
====================================================================================================================================
                                                    Total Investments in Pacific Basin/Asian Securities
                                                    (Cost--$3,576,184)                                          3,524,486       3.4
====================================================================================================================================


                                    12 & 13

                        Merrill Lynch World Income Fund, Inc., December 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

SHORT-TERM                               Face Amount/                                                                     Percent of
SECURITIES                           Partnership Interest                  Issue                                Value     Net Assets
====================================================================================================================================
                Foreign          US$      1,000,000   Salomon, Smith Barney, Inc., 27.24% due 1/31/2003     $    978,057        1.0%
                Commercial
                Paper**
                --------------------------------------------------------------------------------------------------------------------
                                          7,112,196   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                      Series I***                                              7,112,196        7.0
                --------------------------------------------------------------------------------------------------------------------
                Foreign          TRL 23,600,000,000   Republic of Turkey Treasury Bill, 56.684%                1,134,449        1.1
                Government                            due 7/02/2003
                Obligations**
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Short-Term Securities
                                                      (Cost--$9,194,647)                                       9,224,702        9.1
====================================================================================================================================
                Total Investments (Cost--$127,113,781)                                                        97,506,133       96.6

                Other Assets Less Liabilities                                                                  3,387,147        3.4
                                                                                                            ------------      ------
                Net Assets                                                                                  $100,893,280      100.0%
                                                                                                            ============      ======
====================================================================================================================================

+     Non-income producing security.
++ Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
* Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
** Foreign Commercial Paper and certain Foreign Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
*** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                             Net          Net        Interest
      Affiliate                           Activity       Cost         Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,
      LLC Cash Sweep Series I            $7,112,196   $7,112,196   $   11,883
      --------------------------------------------------------------------------

(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)   Floating rate note.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(1)   Rights may be exercised until 6/03/2003.
(2)   Rights may be exercised until 6/03/2004.
(3)   Rights may be exercised until 6/03/2005.
(4)   Rights may be exercised until 6/03/2006.
(5)   Rights may be exercised until 6/03/2007.

      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

              As of December 31, 2002
======================================================================================================
Assets:       Investments, at value (identified cost--$127,113,781)                      $  97,506,133
              Cash .................................................                           731,945
              Foreign cash (cost--$1,190,978) ......................                         1,257,982
              Receivables:
                Interest ...........................................    $   2,432,226
                Capital shares sold ................................           42,770        2,474,996
                                                                        -------------
              Prepaid registration fees and other assets ...........                            33,324
                                                                                         -------------
              Total assets .........................................                       102,004,380
                                                                                         -------------
======================================================================================================
Liabilities:  Payables:
                Dividends to shareholders ..........................          734,264
                Capital shares redeemed ............................          238,476
                Investment adviser .................................           50,652
                Distributor ........................................           30,486        1,053,878
                                                                        -------------
              Accrued expenses and other liabilities ...............                            57,222
                                                                                         -------------
              Total liabilities ....................................                         1,111,100
                                                                                         -------------
======================================================================================================
Net Assets:   Net assets ...........................................                     $ 100,893,280
                                                                                         =============
======================================================================================================
Net Assets    Class A Shares of Common Stock, $.10 par value,
Consist of:   1,000,000,000 shares authorized ......................                     $     500,664
              Class B Shares of Common Stock, $.10 par value,
              1,000,000,000 shares authorized ......................                           672,052
              Class C Shares of Common Stock, $.10 par value,
              1,000,000,000 shares authorized ......................                            36,269
              Class D Shares of Common Stock, $.10 par value,
              1,000,000,000 shares authorized ......................                           873,515
              Paid-in capital in excess of par .....................                       349,609,465
              Undistributed investment income--net .................    $   1,647,197
              Accumulated realized capital losses on investments and
              foreign currency transactions--net ...................     (222,906,350)
              Unrealized depreciation on investments and foreign
              currency transactions--net ...........................      (29,539,532)
                                                                        -------------
              Total accumulated losses--net ........................                      (250,798,685)
                                                                                         -------------
              Net assets ...........................................                     $ 100,893,280
                                                                                         =============
======================================================================================================
Net Asset     Class A--Based on net assets of $24,267,225 and
Value:        5,006,640 shares outstanding .........................                     $        4.85
                                                                                         =============
              Class B--Based on net assets of $32,551,284 and
              6,720,522 shares outstanding .........................                     $        4.84
                                                                                         =============
              Class C--Based on net assets of $1,755,809 and
              362,693 shares outstanding ...........................                     $        4.84
                                                                                         =============
              Class D--Based on net assets of $42,318,962 and
              8,735,146 shares outstanding .........................                     $        4.84
                                                                                         =============
======================================================================================================

      See Notes to Financial Statements.


                                    14 & 15

                        Merrill Lynch World Income Fund, Inc., December 31, 2002

STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2002
=============================================================================================================
Investment            Interest ............................................                    $   10,756,390
Income:               Dividends ...........................................                               991
                                                                                               --------------
                      Total income ........................................                        10,757,381
                                                                                               --------------
=============================================================================================================
Expenses:             Investment advisory fees ............................    $   692,065
                      Account maintenance and distribution fees--Class B ..        459,170
                      Transfer agent fees--Class B ........................        192,797
                      Professional fees ...................................        113,741
                      Accounting services .................................         97,684
                      Transfer agent fees--Class A ........................         75,980
                      Transfer agent fees--Class D ........................         73,860
                      Account maintenance fees--Class D ...................         63,175
                      Printing and shareholder reports ....................         49,802
                      Registration fees ...................................         45,761
                      Custodian fees ......................................         30,424
                      Account maintenance and distribution fees--Class C ..         14,770
                      Directors' fees and expenses ........................         14,418
                      Pricing fees ........................................          8,848
                      Transfer agent fees--Class C ........................          5,680
                      Other ...............................................         18,703
                                                                               -----------
                      Total expenses ......................................                         1,956,878
                                                                                               --------------
                      Investment income--net ..............................                         8,800,503
                                                                                               --------------
=============================================================================================================
Realized &            Realized loss from:
Unrealized Gain         Investments--net ..................................     (6,030,271)
(Loss) on               Foreign currency transactions--net ................       (267,100)        (6,297,371)
Investments &                                                                  -----------
Foreign Currency      Change in unrealized appreciation/depreciation on:
Transactions--Net:      Investments--net ..................................     (7,768,405)
                        Foreign currency transactions--net ................        160,999         (7,607,406)
                                                                               -----------     --------------
                      Total realized and unrealized loss on investments and
                      foreign currency transactions--net ..................                       (13,904,777)
                                                                                               --------------
                      Net Decrease in Net Assets Resulting from Operations                     $   (5,104,274)
                                                                                               ==============
=============================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Year Ended
                                                                                                      December 31,
                                                                                           -------------------------------
                    Increase (Decrease) in Net Assets:                                           2002              2001
==========================================================================================================================
Operations:         Investment income--net ............................................    $   8,800,503     $  16,092,042
                    Realized loss on investments and foreign currency transactions--net       (6,297,371)      (19,737,920)
                    Change in unrealized appreciation/depreciation on investments and
                    foreign currency transactions--net ................................       (7,607,406)       11,724,520
                                                                                           -------------     -------------
                    Net increase (decrease) in net assets resulting from operations ...       (5,104,274)        8,078,642
                                                                                           -------------     -------------
==========================================================================================================================
Dividends to        Investment income--net:
Shareholders:         Class A .........................................................       (2,400,174)       (3,701,165)
                      Class B .........................................................       (4,485,637)      (10,867,356)
                      Class C .........................................................         (150,603)         (215,969)
                      Class D .........................................................       (2,597,464)       (1,051,827)
                                                                                           -------------     -------------
                    Net decrease in net assets resulting from dividends to shareholders       (9,633,878)      (15,836,317)
                                                                                           -------------     -------------
==========================================================================================================================
Capital Share       Net decrease in net assets derived from capital share transactions       (24,041,806)      (21,418,771)
Transactions:                                                                              -------------     -------------
==========================================================================================================================
Net Assets:         Total decrease in net assets ......................................      (38,779,958)      (29,176,446)
                    Beginning of year .................................................      139,673,238       168,849,684
                                                                                           -------------     -------------
                    End of year* ......................................................    $ 100,893,280     $ 139,673,238
                                                                                           =============     =============
==========================================================================================================================
                  * Undistributed investment income--net ..............................    $   1,647,197     $   2,070,340
                                                                                           =============     =============
==========================================================================================================================

      See Notes to Financial Statements.


                                    16 & 17

                        Merrill Lynch World Income Fund, Inc., December 31, 2002

FINANCIAL HIGHLIGHTS

                                                                                                Class A
                   The following per share data and ratios have been       ------------------------------------------------------
                   derived from information provided in the                                 For the Year Ended
                   financial statements.                                                       December 31,
                                                                           ------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                   2002       2001       2000        1999        1998
=================================================================================================================================
Per Share          Net asset value, beginning of year ...................  $   5.46   $   5.76   $   6.29    $   6.14    $   8.83
Operating                                                                  --------   --------   --------    --------    --------
Performance:       Investment income--net ...............................       .41+       .62        .60         .54         .71
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions--net ...................      (.57)      (.31)      (.53)        .15       (2.69)
                                                                           --------   --------   --------    --------    --------
                   Total from investment operations .....................      (.16)       .31        .07         .69       (1.98)
                                                                           --------   --------   --------    --------    --------
                   Less dividends:
                     Investment income--net .............................      (.45)      (.61)      (.60)       (.27)       (.68)
                     Return of capital--net .............................        --         --         --        (.27)       (.03)
                                                                           --------   --------   --------    --------    --------
                   Total dividends ......................................      (.45)      (.61)      (.60)       (.54)       (.71)
                                                                           --------   --------   --------    --------    --------
                   Net asset value, end of year .........................  $   4.85   $   5.46   $   5.76    $   6.29    $   6.14
                                                                           ========   ========   ========    ========    ========
=================================================================================================================================
Total Investment   Based on net asset value per share ...................     (2.65%)     5.43%      1.02%      11.95%     (23.43%)
Return:*                                                                   ========   ========   ========    ========    ========
=================================================================================================================================
Ratios to Average  Expenses .............................................      1.21%      1.13%       .93%        .93%        .81%
Net Assets:                                                                ========   ========   ========    ========    ========
                   Investment income--net ...............................      8.16%     10.78%      9.77%       8.90%       9.36%
                                                                           ========   ========   ========    ========    ========
=================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ...............  $ 24,267   $ 31,810   $ 36,629    $ 53,515    $ 78,528
Data:                                                                      ========   ========   ========    ========    ========
                   Portfolio turnover ...................................     69.77%     75.02%     74.56%      37.04%     148.67%
                                                                           ========   ========   ========    ========    ========
=================================================================================================================================
                                                                                                Class B
                   The following per share data and ratios have been       ------------------------------------------------------
                   derived from information provided in the                                 For the Year Ended
                   financial statements.                                                       December 31,
                                                                           ------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                   2002       2001       2000        1999        1998
=================================================================================================================================
Per Share          Net asset value, beginning of year ...................  $   5.46   $   5.75   $   6.29    $   6.13    $   8.83
Operating                                                                  --------   --------   --------    --------    --------
Performance:       Investment income--net ...............................       .34+       .57        .55         .49         .65
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions--net ...................      (.55)      (.30)      (.54)        .16       (2.70)
                                                                           --------   --------   --------    --------    --------
                   Total from investment operations .....................      (.21)       .27        .01         .65       (2.05)
                                                                           --------   --------   --------    --------    --------
                   Less dividends:
                     Investment income--net .............................      (.41)      (.56)      (.55)       (.25)       (.62)
                     Return of capital--net .............................        --         --         --        (.24)       (.03)
                                                                           --------   --------   --------    --------    --------
                   Total dividends ......................................      (.41)      (.56)      (.55)       (.49)       (.65)
                                                                           --------   --------   --------    --------    --------
                   Net asset value, end of year .........................  $   4.84   $   5.46   $   5.75    $   6.29    $   6.13
                                                                           ========   ========   ========    ========    ========
=================================================================================================================================
Total Investment   Based on net asset value per share ...................     (3.60%)     4.79%       .07%      11.27%     (24.15%)
Return:*                                                                   ========   ========   ========    ========    ========
=================================================================================================================================
Ratios to Average  Expenses .............................................      1.99%      1.91%      1.71%       1.71%       1.59%
Net Assets:                                                                ========   ========   ========    ========    ========
                   Investment income--net ...............................      6.66%     10.00%      8.98%       8.12%       8.56%
                                                                           ========   ========   ========    ========    ========
=================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ...............  $ 32,551   $ 93,422   $122,767    $189,572    $283,018
Data:                                                                      ========   ========   ========    ========    ========
                   Portfolio turnover ...................................     69.77%     75.02%     74.56%      37.04%     148.67%
                                                                           ========   ========   ========    ========    ========
=================================================================================================================================
                                                                                                Class C
                   The following per share data and ratios have been       ------------------------------------------------------
                   derived from information provided in the                                 For the Year Ended
                   financial statements.                                                       December 31,
                                                                           ------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                   2002       2001       2000        1999        1998
=================================================================================================================================
Per Share          Net asset value, beginning of year ...................  $   5.45   $   5.75   $   6.28    $   6.13    $   8.82
Operating                                                                  --------   --------   --------    --------    --------
Performance:       Investment income--net ...............................       .37+       .57        .55         .49         .65
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions--net ...................      (.57)      (.31)      (.53)        .15       (2.69)
                                                                           --------   --------   --------    --------    --------
                   Total from investment operations .....................      (.20)       .26        .02         .64       (2.04)
                                                                           --------   --------   --------    --------    --------
                   Less dividends:
                     Investment income--net .............................      (.41)      (.56)      (.55)       (.25)       (.62)
                     Return of capital--net .............................        --         --         --        (.24)       (.03)
                                                                           --------   --------   --------    --------    --------
                   Total dividends ......................................      (.41)      (.56)      (.55)       (.49)       (.65)
                                                                           --------   --------   --------    --------    --------
                   Net asset value, end of year .........................  $   4.84   $   5.45   $   5.75    $   6.28    $   6.13
                                                                           ========   ========   ========    ========    ========
=================================================================================================================================
Total Investment   Based on net asset value per share ...................     (3.46%)     4.55%       .18%      11.04%     (24.11%)
Return:*                                                                   ========   ========   ========    ========    ========
=================================================================================================================================
Ratios to Average  Expenses .............................................      2.04%      1.96%      1.76%       1.76%       1.64%
Net Assets:                                                                ========   ========   ========    ========    ========
                   Investment income--net ...............................      7.42%      9.95%      8.95%       8.07%       8.53%
                                                                           ========   ========   ========    ========    ========
=================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ...............  $  1,756   $  2,047   $  2,163    $  2,771    $  4,370
Data:                                                                      ========   ========   ========    ========    ========
                   Portfolio turnover ...................................     69.77%     75.02%     74.56%      37.04%     148.67%
                                                                           ========   ========   ========    ========    ========
=================================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding

      See Notes to Financial Statements.


                                    18 & 19

                        Merrill Lynch World Income Fund, Inc., December 31, 2002

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                Class D
                   The following per share data and ratios have been       ------------------------------------------------------
                   derived from information provided in the                                 For the Year Ended
                   financial statements.                                                       December 31,
                                                                           ------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                   2002       2001       2000        1999        1998
=================================================================================================================================
Per Share          Net asset value, beginning of year ...................  $   5.46   $   5.76   $   6.29    $   6.13    $   8.83
Operating                                                                  --------   --------   --------    --------    --------
Performance:       Investment income--net ...............................       .47+       .60        .58         .53         .69
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions--net ...................      (.65)      (.31)      (.53)        .16       (2.70)
                                                                           --------   --------   --------    --------    --------
                   Total from investment operations .....................      (.18)       .29        .05         .69       (2.01)
                                                                           --------   --------   --------    --------    --------
                   Less dividends:
                     Investment income--net .............................      (.44)      (.59)      (.58)       (.27)       (.66)
                     Return of capital ..................................        --         --         --        (.26)       (.03)
                                                                           --------   --------   --------    --------    --------
                   Total dividends ......................................      (.44)      (.59)      (.58)       (.53)       (.69)
                                                                           --------   --------   --------    --------    --------
                   Net asset value, end of year .........................  $   4.84   $   5.46   $   5.76    $   6.29    $   6.13
                                                                           ========   ========   ========    ========    ========
=================================================================================================================================
Total Investment   Based on net asset value per share ...................     (3.08%)     5.16%       .77%      11.86%     (23.75%)
Return:*                                                                   ========   ========   ========    ========    ========
=================================================================================================================================
Ratios to Average  Expenses .............................................      1.48%      1.40%      1.18%       1.18%       1.06%
Net Assets:                                                                ========   ========   ========    ========    ========
                   Investment income--net ...............................      9.43%     10.56%      9.60%       8.66%       9.12%
                                                                           ========   ========   ========    ========    ========
=================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ...............  $ 42,319   $ 12,394   $  7,291    $  6,391    $  8,148
Data:                                                                      ========   ========   ========    ========    ========
                   Portfolio turnover ...................................     69.77%     75.02%     74.56%      37.04%     148.67%
                                                                           ========   ========   ========    ========    ========
=================================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch World Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments (and foreign currency transactions) are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements -- The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


                                    20 & 21

                        Merrill Lynch World Income Fund, Inc., December 31, 2002

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions -- Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $410,232 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $12,481,992 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..60%, on an annual basis, of the average daily value of the Fund's net assets. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management, Ltd. ("MLAM U.K."), an affiliate of FAM. For the year ended December 31, 2002, no fees were paid to MLAM U.K.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class B ................................             .25%              .50%
Class C ................................             .25%              .55%
Class D ................................             .25%               --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ..............................              $  254               $3,232
Class D ..............................              $  245               $2,617
--------------------------------------------------------------------------------

For the year ended December 31, 2002, MLPF&S received contingent deferred sales charges of $47,228 and $479 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received no contingent deferred sales charges relating to transactions subject to front-end sales charge waivers in Class A and Class D shares, respectively.


                                    22 & 23

                        Merrill Lynch World Income Fund, Inc., December 31, 2002

In addition, MLPF&S received $4,251 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2002.

During the year ended December 31, 2002, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $925 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended December 31, 2002, the Fund reimbursed FAM $7,966 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, PSI, FDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $73,541,248 and $93,006,390, respectively.

Net realized losses for the year ended December 31, 2002 and unrealized gains (losses) as of December 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                                  Losses          Gains (Losses)
--------------------------------------------------------------------------------
Investments:
  Long-term ............................       $ (6,030,271)       $(29,607,648)
                                               ------------        ------------
Total investments ......................         (6,030,271)        (29,607,648)
                                               ------------        ------------

Currency transactions:
  Foreign currency transactions ........           (267,100)             68,116
                                               ------------        ------------
Total currency transactions ............           (267,100)             68,116
                                               ------------        ------------
Total ..................................       $ (6,297,371)       $(29,539,532)
                                               ============        ============
--------------------------------------------------------------------------------

As of December 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $30,282,891, of which $6,763,238 related to appreciated securities and $37,046,129 related to depreciated securities. The aggregate cost of investments at December 31, 2002 for Federal income tax purposes was $127,789,024.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $24,041,806 and $21,418,771 for the years ended December 31, 2002 and December 31, 2001, respectively.

Transactions in shares of capital for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended December 31, 2002                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            469,876        $  2,347,357
Shares issued to shareholders
in reinvestment of dividends ...........            150,606             742,403
                                                -----------        ------------
Total issued ...........................            620,482           3,089,760
Shares redeemed ........................         (1,438,374)         (7,213,068)
                                                -----------        ------------
Net decrease ...........................           (817,892)       $ (4,123,308)
                                                ===========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended December 31, 2001                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            469,085        $  2,665,591
Shares issued to shareholders
in reinvestment of dividends ...........            185,215           1,053,221
                                                -----------        ------------
Total issued ...........................            654,300           3,718,812
Shares redeemed ........................         (1,192,112)         (6,789,228)
                                                -----------        ------------
Net decrease ...........................           (537,812)       $ (3,070,416)
                                                ===========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended December 31, 2002                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            461,606        $  2,271,879
Shares issued to shareholders
in reinvestment of dividends ...........            339,537           1,707,828
                                                -----------        ------------
Total issued ...........................            801,143           3,979,707
Automatic conversion of shares .........         (7,442,924)        (35,849,935)
Shares redeemed ........................         (3,754,557)        (19,078,420)
                                                -----------        ------------
Net decrease ...........................        (10,396,338)       $(50,948,648)
                                                ===========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended December 31, 2001                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            520,933        $  2,973,609
Shares issued to shareholders
in reinvestment of dividends ...........            726,392           4,132,804
                                                -----------        ------------
Total issued ...........................          1,247,325           7,106,413
Automatic conversion of shares .........         (1,229,154)         (7,055,959)
Shares redeemed ........................         (4,238,994)        (24,171,396)
                                                -----------        ------------
Net decrease ...........................         (4,220,823)       $(24,120,942)
                                                ===========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended December 31, 2002                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ................................         78,818        $    402,527
Shares issued to shareholders
in reinvestment of dividends ...............         16,722              82,076
                                                -----------        ------------
Total issued ...............................         95,540             484,603
Shares redeemed ............................       (108,158)           (540,532)
                                                -----------        ------------
Net decrease ...............................        (12,618)       $    (55,929)
                                                ===========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended December 31, 2001                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ................................         95,175           $ 551,372
Shares issued to shareholders
in reinvestment of dividends ...............         18,808             106,672
                                                -----------        ------------
Total issued ...............................        113,983             658,044
Shares redeemed ............................       (114,928)           (650,654)
                                                -----------        ------------
Net increase (decrease) ....................           (945)          $   7,390
                                                ===========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended December 31, 2002                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            103,231        $    524,953
Automatic conversion of shares .........          7,442,924          35,849,936
Shares issued to shareholders
in reinvestment of dividends ...........            260,217           1,245,642
                                                -----------        ------------
Total issued ...........................          7,806,372          37,620,531
Shares redeemed ........................         (1,341,066)         (6,534,452)
                                                -----------        ------------
Net increase ...........................          6,465,306        $ 31,086,079
                                                ===========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended December 31, 2001                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................             66,406        $    374,005
Automatic conversion of shares .........          1,228,782           7,055,959
Shares issued to shareholders
in reinvestment of dividends ...........             80,918             457,425
                                                -----------        ------------
Total issued ...........................          1,376,106           7,887,389
Shares redeemed ........................           (373,122)         (2,122,192)
                                                -----------        ------------
Net increase ...........................          1,002,984        $  5,765,197
                                                ===========        ============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The


                                    24 & 25

                        Merrill Lynch World Income Fund, Inc., December 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1 billion to $500 million. The Fund did not borrow under the credit agreement during the year ended December 31, 2002.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:

--------------------------------------------------------------------------------
                                                   12/31/2002         12/31/2001
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $ 9,633,878        $15,836,317
                                                  -----------        -----------
Total taxable distributions ..............        $ 9,633,878        $15,836,317
                                                  ===========        ===========
--------------------------------------------------------------------------------

As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net .....................        $   1,301,257
Undistributed long-term capital gains--net .............                   --
                                                                -------------
Total undistributed earnings--net ......................            1,301,257
Capital loss carryforward ..............................         (220,545,887)*
Unrealized losses--net .................................          (31,554,055)**
                                                                -------------
Total accumulated losses--net ..........................        $(250,798,685)
                                                                =============
--------------------------------------------------------------------------------

* On December 31, 2002, the Fund had a net capital loss carryforward of $220,545,887, of which $25,742,984 expires in 2003; $61,021,177 expires in
      2006, $89,930,529 expires in 2007; $18,440,587 expires in 2008; $7,574,253 expires in 2009 and $17,836,357 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and the book/tax differences in the accrual of income on securities in default.

7. Reorganization Plan:

On January 13, 2003, the Fund's shareholders approved a plan of reorganization whereby the Fund will acquire all of the assets and will assume all of the liabilities of Merrill Lynch Emerging Markets Debt Fund, Inc. in exchange for newly issued shares of the Fund.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch World Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch World Income Fund, Inc. as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch World Income Fund, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 21, 2003


                                    26 & 27

                        Merrill Lynch World Income Fund, Inc., December 31, 2002

OFFICERS AND DIRECTORS

                                                                                                       Number of         Other
                                                                                                     Portfolios in     Director-
                                 Position(s) Length                                                   Fund Complex       ships
                                    Held     of Time                                                   Overseen by      Held by
Name               Address & Age  with Fund  Served   Principal Occupation(s) During Past 5 Years       Director        Director
====================================================================================================================================
        Interested Director
====================================================================================================================================
Terry K. Glenn*    P.O. Box 9011  President  1999 to  Chairman, Americas Region since 2001 and         117 Funds          None
                   Princeton, NJ  and        present  Executive Vice President since 1983 of Fund    162 Portfolios
                   08543-9011     Director   and      Asset Management, L.P. ("FAM") and Merrill
                   Age: 62                   1998 to  Lynch Investment Managers, L.P. ("MLIM");
                                             present  President of Merrill Lynch Mutual Funds
                                                      since 1999; President of FAM Distributors,
                                                      Inc. ("FAMD") since 1986 and Director thereof
                                                      since 1991; Executive Vice President and
                                                      Director of Princeton Services, Inc.
                                                      ("Princeton Services") since 1993; President
                                                      of Princeton Administrators, L.P. since 1988;
                                                      Director of Financial Data Services, Inc.
                                                      since 1985.
                   =================================================================================================================
                 * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which
                   FAM or MLIM act as investment advisers. Mr. Glenn is an "interested person," as described in the Investment
                   Company Act, of each Fund based on his positions as Chairman (Americas Region) and Executive Vice President of
                   FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton
                   Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.
====================================================================================================================================
                                                                                                       Number of         Other
                                                                                                     Portfolios in     Director-
                                 Position(s) Length                                                   Fund Complex       ships
                                    Held     of Time                                                   Overseen by      Held by
Name               Address & Age  with Fund  Served*  Principal Occupation(s) During Past 5 Years       Director        Director
====================================================================================================================================
           Independent Directors
====================================================================================================================================
James H.           P.O. Box 9095  Director   1995 to  Director and Executive Vice President, The        42 Funds          None
Bodurtha           Princeton, NJ             present  China Business Group, Inc. since 1995;          61 Portfolios
                   08543-9095                         Chairman, Berkshire Holding Corporation
                   Age: 58                            since 1982.
====================================================================================================================================
Joe Grills         P.O. Box 9095  Director   2002 to  Member of the Committee on Investment of          42 Funds     Kimco
                   Princeton, NJ             present  Employee Benefit Assets of the Association of   61 Portfolios  Realty
                   08543-9095                         Financial Professionals ("CIEBA") since 1986;                  Corporation
                   Age: 67                            Member of CIEBA's Executive Committee since
                                                      1988; Member of the Investment Advisory
                                                      Committees of the State of New York Common
                                                      Retirement Fund since 1989; Member of the
                                                      Investment Advisory Committee of the Howard
                                                      Hughes Medical Institute from 1997 to 2000;
                                                      Director, Duke Management Company since
                                                      1992 and Vice Chairman thereof since 1998;
                                                      Director LaSalle Street Fund from 1995 to
                                                      2001; Member of the Investment Advisory
                                                      Committee of the Virginia Retirement System
                                                      since 1998; Member of the Investment
                                                      Committee of the Woodberry Forest School
                                                      since 2000; Member of the Investment
                                                      Committee of the National Trust for Historic
                                                      Preservation since 2000.
====================================================================================================================================
Herbert I.         P.O. Box 9095  Director   1988 to  John M. Olin Professor of Humanities,             42 Funds          None
London             Princeton, NJ             present  New York University since 1993 and Professor    61 Portfolios
                   08543-9095                         thereof since 1980; President of Hudson
                   Age: 63                            Institute since 1997 and Trustee thereof
                                                      since 1980.
====================================================================================================================================
Andre F. Perold    P.O. Box 9095  Director   1988 to  George Gund Professor of Finance and Banking,     42 Funds          None
                   Princeton, NJ             present  Harvard Business School since 2000 and a        61 Portfolios
                   08543-9095                         member of the faculty since 1979; Director of
                   Age: 50                            Stockback.com since 2002.
====================================================================================================================================
Roberta Cooper     P.O. Box 9095  Director   1999 to  Shareholder, Modrall, Sperling, Roehl, Harris     42 Funds     Coopers,
Ramo               Princeton, NJ             present  & Sisk, P.A. since 1993; Chairman of the        61 Portfolios  Inc.;
                   08543-9095                         Board of Coopers, Inc. since 2000.                             ECMC, Inc.
                   Age: 60
====================================================================================================================================
Robert S.          P.O. Box 9095  Director   2002 to  Principal of STI Management since its             42 Funds          None
Salomon, Jr.       Princeton, NJ             present  founding in 1994; Trustee of Commonfund from    61 Portfolios
                   08543-9095                         1980 to 2002; Director of Rye Country Day
                   Age: 66                            School since 2001.
====================================================================================================================================
Melvin R.          P.O. Box 9095  Director   2002 to  Director, Silbanc Properties, Ltd.(real           42 Funds          None
Seiden             Princeton, NJ             present  estate, investment and consulting)              61 Portfolios
                   08543-9095                         since 1987.
                   Age: 72
====================================================================================================================================
Stephen B.         P.O. Box 9095  Director   2002 to  Chairman, Fernwood Advisors (investment           42 Funds     Interna-
Swensrud           Princeton, NJ             present  adviser) since 1996; Principal of Fernwood      61 Portfolios  tional
                   08543-9095                         Associates (financial consultant) since 1975;                  Mobile
                   Age: 69                            Chairman of RPP Corporation since 1978.                        Communi-
                                                                                                                     cations, Inc.
                   =================================================================================================================
                 * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
====================================================================================================================================


                                    28 & 29

                        Merrill Lynch World Income Fund, Inc., December 31, 2002

OFFICERS AND DIRECTORS (concluded)

                                          Position(s) Length
                                             Held     of Time
Name             Address & Age             with Fund  Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
        Fund Officers
====================================================================================================================================
Donald C. Burke  P.O. Box 9011             Vice       1993 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof
                 Princeton, NJ 08543-9011  President  present  since 1999; Senior Vice President and Treasurer of Princeton Services
                 Age: 42                   and        and      since 1999; Vice President of FAMD since 1999; Director of MLIM
                                           Treasurer  1999 to  Taxation since 1990.
                                                      present
====================================================================================================================================
B. Daniel Evans  P.O. Box 9011             Vice       2002 to    Director (Global Fixed Income) of MLIM since 2000; Vice President
                 Princeton, NJ 08543-9011  President  present    of MLIM from 1995 to 2000.
                 Age: 57
====================================================================================================================================
Romualdo Roldan  P.O. Box 9011             Vice       1999 to    Vice President (Global Fixed Income) of MLIM since 1998.
                 Princeton, NJ 08543-9011  President  present
                 Age: 53
====================================================================================================================================
David Clayton    P.O. Box 9011             Secretary  2002 to    Vice President (Legal Advisory) of MLIM since 2000; Attorney in
                 Princeton, NJ 08543-9011             present    private practice from 1995 to 2000.
                 Age: 35
                 ===================================================================================================================
               * Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================

Further information about the Fund's Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

--------------------------------------------------------------------------------
Effective January 1, 2003, Melvin R. Seiden, Director of Merrill Lynch World Income Fund, Inc., retired. The Fund's Board of Directors wishes Mr. Seiden well in his retirement.
--------------------------------------------------------------------------------

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch World Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper            #10788--12/02

--------------------------------------------------------------------------------

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

      (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

      (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

      (e)(2) Disclose the percentage of services described in each of paragraphs
             (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

      (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

      (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8 -- Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

 Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch World Income Fund, Inc.


By: /s/ Terry K. Glenn
    -------------------------------------
    Terry K. Glenn,
    President of
    Merrill Lynch World Income Fund, Inc.

Date: February 24, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Terry K. Glenn
    -------------------------------------
    Terry K. Glenn,
    President of
    Merrill Lynch World Income Fund, Inc.

Date: February 24, 2003


By: /s/ Donald C. Burke
    -------------------------------------
    Donald C. Burke
    Chief Financial Officer of
    Merrill Lynch World Income Fund, Inc.

Date: February 24, 2003